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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): June 21, 2000

                       Shared Medical Systems Corporation
                       ----------------------------------
               (Exact Name of Registrant as Specified in Charter)

    Delaware                     0-7416                       23-1704148
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(State or Other               (Commission                 (I.R.S. Employer
Jurisdiction of               File Number                Identification No.)
Incorporation


51 Valley Stream Parkway, Malvern, Pennsylvania                    19355
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  (Address of principal executive offices)                       (Zip Code)

        Registrant's telephone number, including area code 610-219-6300
                                                           ------------

                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report.

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Item 5. Other Events.


     On June 21, 2000, Siemens Medical Engineering Group issued a press release relating to the proposed acquisition of Shared Medical Systems Corporation by Siemens Corporation. The text of this press release is attached as Exhibit 99.1 to this filing and is incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

          99.1 Press Release of Siemens Medical Engineering Group, dated June 21, 2000.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              SHARED MEDICAL SYSTEMS CORPORATION

                                              By: /s/ Terrence W. Kyle
                                                  ------------------------
                                                  Terrence W. Kyle
                                                  Senior Vice President,
                                                  Chief Financial Officer,
                                                  Treasurer, and Assistant
                                                  Secretary


June 21, 2000